                                                                   Exhibit 11(B)


                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.




                                            /s/ Lee P. Munder
                                            -----------------
                                            Lee P. Munder





Dated:  February 24, 1998

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Charles W. Elliot, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.




                                       /s/ Charles W. Elliott
                                       ----------------------
                                       Charles W. Elliott




Dated:  February 24, 1998

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.





                                       /s/ Joseph E. Champagne
                                       -----------------------
                                       Joseph E. Champagne





Dated:  February 24, 1998

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                /s/  Thomas B. Bender
                                                --------------------------
                                                Thomas B. Bender



Dated:  February 24, 1998

                             The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                /s/  Thomas D. Eckert
                                                --------------------------
                                                Thomas D. Eckert



Dated:  February 24, 1998

                             The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                /s/  John Rakolta, Jr.
                                                --------------------------
                                                John Rakolta, Jr.



Dated:  February 24, 1998

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                /s/  David J. Brophy
                                                --------------------------
                                                David J. Brophy



Dated:  February 24, 1998

                            The Munder Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                /s/  Terry H. Gardner
                                                --------------------------
                                                Terry H. Gardner



Dated:  February 24, 1998